Exhibit 4.1

Tranche 1 Promissory Note

THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES LAWS.  THIS PROMISSORY NOTE ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE INCLUDING, BUT NOT LIMITED TO, CERTAIN CONTRACTUAL RESTRICTIONS ON TRANSFERABILITY AND RESALE THAT MAY ONLY BE WAIVED BY THE ISSUER IN ITS SOLE DISCRETION, AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION UNDER SUCH LAWS OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.  INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.  THE ISSUER OF THIS PROMISSORY NOTE MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ALL APPLICABLE STATE SECURITIES LAWS.

THIS DOCUMENT IS THE “PROMISSORY NOTE” AS DEFINED IN THE SUBORDINATION AGREEMENT DATED AS OF THE DATE HEREOF (THE “SUBORDINATION AGREEMENT”), BY AND AMONG TC LENDING, LLC, AS SENIOR CREDITOR (AS DEFINED IN THE SUBORDINATION AGREEMENT), ACQUIRER (AS DEFINED BELOW) AND HOLDER (AS DEFINED BELOW), WHICH PROVIDES FOR, AMONG OTHER THINGS, THE SUBORDINATION OF THIS DOCUMENT AND ANY RIGHT OF PAYMENT HEREUNDER TO THE OBLIGATIONS OF ACQUIRER TO THE SENIOR CREDITOR UNDER THE SENIOR DEBT (AS DEFINED IN THE SUBORDINATION AGREEMENT).  ENFORCEMENT OF THIS NOTE AND PAYMENT OF THIS NOTE ARE SUBJECT TO THE SUBORDINATION AGREEMENT. IF THERE IS ANY CONFLICT BETWEEN THE TERMS OF THIS NOTE AND THE TERMS OF THE SUBORDINATION AGREEMENT, THE TERMS OF THE SUBORDINATION AGREEMENT SHALL CONTROL IN ALL RESPECTS.

Model N, Inc.

PROMISSORY NOTE

Note No.: 3
$23,158.48	January 5, 2017

Subject to the terms and conditions of this Promissory Note (this “Note”), for value received, Model N, Inc., a Delaware corporation (together with any corporation or other entity which succeeds to its obligations under this Note, whether by permitted assignment, by merger or consolidation, operation of law or otherwise, “Acquirer”), with chief executive offices at 1600 Seaport Boulevard, Suite 400, Redwood City, CA 94063, hereby promises to pay to Windward Ventures LLC (“Holder”), the original principal sum of $23,158.48 on or before the Maturity Date (as defined below), together with accrued and unpaid interest thereon, due and payable on the dates and in the manner set forth below, and subject to the terms and conditions set forth herein, including Section 3 hereof.

This Note is part of a series of Promissory Notes having an aggregate principal amount of $5,000,000 (collectively, as they may be amended, restated or modified from time to time, the “Acquirer

Tranche 1 Promissory Notes”) issued by Acquirer on even date herewith in favor of the Converting Holders (other than the Holder) pursuant to that certain Agreement and Plan of Merger, dated as of December 12, 2016, by and among Acquirer, Nexus Acquisition Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Acquirer, Sapphire Stripe Holdings, Inc., a Delaware corporation (the “Company”), and LLR Equity Partners III, L.P., a Delaware limited partnership, as the Stockholders’ Agent thereunder (as amended from time to time in accordance with the terms therein, the “Merger Agreement”).  Capitalized terms used in this Note and not defined herein have the meanings given them in the Merger Agreement.

The following is a statement of the rights of Holder and the terms and conditions to which this Note is subject, and to which the Holder hereof, by the acceptance of this Note, agrees.

1.DEFINITIONS.  The following definitions shall apply for purposes of this Note.

“Applicable Rate” means 3% per annum.

“Balance” means, at the applicable time, all then outstanding principal of this Note and all then accrued but unpaid interest, less any amount canceled in accordance with Section 3 hereof.

“Business Day” means a day (i) other than Saturday or Sunday and (ii) on which commercial banks are open for business in San Francisco, California and Philadelphia, Pennsylvania.

“Indemnification Provisions” means Article X of the Merger Agreement.

“Maturity Date” means the earlier of (i) July 5, 2018, or (ii) the time at which the Balance of this Note is due and payable in full upon an Event of Default.

“Outstanding Claim” means an indemnification claim timely submitted by the Indemnified Persons pursuant to the Indemnification Provisions and which indemnification claim remains outstanding as of the Maturity Date.

“Outstanding Claim Amount” means, with respect to each Outstanding Claim, the amount of Indemnifiable Damages claimed by an Indemnified Person pursuant to such Outstanding Claim.

2.PAYMENT AT MATURITY DATE; INTEREST.

(a)Subject to Section 3, the Balance (including all accrued and unpaid interest under this Note) shall be due and payable in full on the Maturity Date; provided, however, if as of the Maturity Date, there are any Outstanding Claims or an outstanding Antitrust Investigation, the Balance payable on the Maturity Date shall be reduced by:

(i)the aggregate Outstanding Claim Amount of all Outstanding Claims, if any; and

(ii)if there is an outstanding Antitrust Investigation, an amount equal to the lesser of (x) the Balance after reduction of the Outstanding Claims Amount, and (y) such Holder’s Pro Rata Share of $2,500,000.

The portion of the Balance which is not paid due to the application of Section 2(a)(i) and 2(a)(ii) shall remain outstanding and shall continue to bear interest at the Applicable Rate in the manner set forth in Section 2(b) until the Outstanding Claims related thereto or the Antitrust Investigation is resolved, in each case, in accordance with the terms of the Merger Agreement.

(b)This Note shall accrue interest on the outstanding principal amount of this Note at the Applicable Rate.  Interest shall accrue for the period from and including the date hereof and continuing until the repayment of all outstanding indebtedness hereunder to Holder.  Acquirer shall pay accrued interest in cash to Holder on the last business day of each calendar year.  To the extent not paid, the accrued interest shall be compounded annually on the last business day of each calendar year, which interest shall be added to the principal amount then outstanding on the last business day of each calendar year.  Interest shall be calculated based on the actual number of days lapsed and on the basis of a 365 day year.

(c)All payments of interest and principal on this Note shall be in lawful money of the United States of America at the address of Holder as set forth in Section 8.7 below or such other place as Holder may designate.

(d)For the avoidance of doubt, under no circumstances will the outstanding principal of this Note be greater than $23,158.48, plus any unpaid compounding interest as provided in Section 2(b).

3.MERGER AGREEMENT; SET-OFF RIGHT.

3.1Merger Agreement.  Acquirer and Holder acknowledge and agree that this Note is issued in accordance with the Merger Agreement, as consideration for the shares of the Company Series A Stock held by Holder immediately prior to the Effective Time, and that this Note is issued in accordance with certain terms and conditions set forth in the Merger Agreement.  Acquirer and Holder further acknowledge and agree that, in the event of any conflict between the terms of this Note and the Merger Agreement, the Merger Agreement shall control.

3.2Set-Off Right.

(a)Notwithstanding anything to the contrary set forth herein but subject to the terms and conditions in the Merger Agreement, Acquirer shall have the right, on its own behalf or on behalf of any other Indemnified Person, to satisfy all or a portion of (i) the Final Shortfall due from Holder to Acquirer pursuant to Section 2.6(g) of the Merger Agreement (the “Final Shortfall Amount”), (ii) the amount of any Indemnifiable Damages which the Indemnified Persons are entitled to indemnification from Holder pursuant to the Indemnification Provisions, and (iii) the amount due to Acquirer pursuant to Section 8.4(c)(i)(B) of the Merger Agreement (the “Additional Antitrust Compensation Amount”) by reducing the Balance of this Note by an amount equal to (A) Holder’s Pro Rata Share, multiplied by (B) the amounts described in the immediately preceding clauses (i), (ii) and (iii), multiplied by (C) 50% (the “Set-Off Right”).

(b)The Set-Off Right shall not be automatic and may only be exercised in accordance with the procedures, terms and conditions set forth in the Merger Agreement and this Note.  Without limiting the generality of the foregoing, the following shall apply:

(i)On the terms and subject to the conditions set forth in the Merger Agreement, Acquirer may exercise the Set-Off Right in respect of the Final Shortfall Amount, if any, only after the Final Shortfall Amount has been finally determined in accordance with Section 2.6 of the Merger Agreement.  After the Final Shortfall Amount has been finally determined, Acquirer may exercise the Set-Off Right in respect of such

Final Shortfall Amount by delivering notice to Holder of the portion of Final Shortfall Amount for which Acquirer is exercising the Set-Off Right.  Upon the delivery of such notice, the Balance shall be deemed to be reduced, automatically and without any further action on the part of Acquirer or Holder, by the amount of such Final Shortfall Amount (or, if the Balance is less than the amount of such Final Shortfall Amount, this Note shall be deemed to be canceled, automatically and without any further action on the part of Acquirer or Holder, without any present or future right to receive any consideration therefor).

(ii)On the terms and subject to the conditions set forth in the Merger Agreement, if an Indemnified Person is determined to be entitled to indemnification for any Indemnifiable Damages in accordance with the Indemnification Provisions, Acquirer may exercise the Set-Off Right with respect to such Indemnifiable Damages by delivering notice to Holder of the amount of such Indemnifiable Damages for which Acquirer is exercising the Set-Off Right, it being understood that the Indemnified Persons must timely comply with the notice provisions of any indemnification claim pursuant to the Indemnification Provisions and that if such indemnification claim is disputed by the Converting Holders, such indemnification claim must be resolved in accordance with the terms of the Indemnification Provisions before Acquirer may exercise the Set-Off Right in respect thereof on behalf of itself or any other Indemnified Person.  Upon the delivery of such notice, and subject to terms and conditions set forth in the Merger Agreement, the Balance shall be deemed to be reduced, automatically and without any further action on the part of Acquirer or Holder, by the amount of such Indemnifiable Damages (or, if the Balance is less than the amount of such Indemnifiable Damages, this Note shall be deemed to be canceled, automatically and without any further action on the part of Acquirer or Holder, without any present or future right to receive any consideration therefor).

(iii)On the terms and subject to the conditions set forth in the Merger Agreement, if an Antitrust Investigation results in an Antitrust Restraint, Acquirer may exercise the Set-Off Right with respect to the Additional Antitrust Compensation Amount by delivering notice to Holder of the resolution of such Antitrust Investigation (together with a copy of the Antitrust Restraint).  Upon the delivery of such notice, and subject to terms and conditions set forth in the Merger Agreement, the Balance shall be deemed to be reduced, automatically and without any further action on the part of Acquirer or Holder, by the Additional Antitrust Compensation Amount (or, if the Balance is less than the amount of the Additional Antitrust Compensation Amount, this Note shall be deemed to be canceled, automatically and without any further action on the part of Acquirer or Holder, without any present or future right to receive any consideration therefor).

4.Prepayment. Notwithstanding anything to the contrary contained herein, Acquirer may, in its sole discretion, elect to prepay all or any unpaid portion of this Note and the other Acquirer Tranche 1 Promissory Notes before it becomes due, without notice or penalty.  Any prepayment of this Note shall be subject to the terms and conditions of the Subordination Agreement.

5.APPLICATION OF PAYMENTS.  All payments of this Note and the other Acquirer Tranche 1 Promissory Notes shall be applied:  first to accrued and unpaid interest, if any, of this Note and the other Acquirer Tranche 1 Promissory Notes, on a pro rata basis, until all then outstanding accrued interest has been paid in full, and then to the repayment of principal outstanding under this Note and the other Acquirer Tranche 1 Promissory Notes, on a pro rata basis, until all principal has been paid in full, subject to Section 3.

6.EVENTS OF DEFAULT; REMEDIES IN CONCERT.

6.1Event of Default.  each of the following events shall constitute an “Event of Default” hereunder:

(a)Acquirer fails to make any payment when due under this Note on the applicable due date or within five Business Days after written notice of such failure has been given on behalf of Holder to Acquirer; provided, that in the event of any dispute over the existence or amount of Indemnifiable Damages, Acquirer shall not be deemed to be in default under this Note unless Acquirer has failed to make a payment required in accordance with this Note within five Business Days following the final resolution of such dispute in accordance with Section 10.6 or Section 10.7 of the Merger Agreement, as applicable;

(b)A receiver is appointed for any material part of Acquirer’s property, Acquirer makes a general assignment for the benefit of creditors, or Acquirer becomes a debtor or alleged debtor in a case under the U.S. Bankruptcy Code or becomes the subject of any other bankruptcy or similar proceeding for the general adjustment of its debts or for its liquidation;

(c)Acquirer breaches any material obligation to any Holder under this Note and does not cure such breach within 20 Business Days after written notice thereof has been given by or on behalf of such Holder to Acquirer; and

(d)Acquirer’s Board of Directors or stockholders adopt a resolution for the liquidation, dissolution or winding up of Acquirer.

6.2Remedies.  Subject in all case to the Subordination Agreement, upon the occurrence of any Event of Default, the Balance of this Note shall (a) in the case of any Event of Default under Section 6.1(b), become immediately due and payable in full without further notice or demand by Holder, (b) in the case of any Event of Default other than under Section 6.1(b), become immediately due and payable in full upon written notice by or on behalf of the Holder to Acquirer, and (c) Holder shall have all of the rights and remedies afforded to creditors generally by the applicable federal laws or the laws of the State of Delaware.

7.NO VOTING RIGHTS.  This Note does not entitle Holder to any voting rights or other rights as a stockholder of Acquirer.  No provisions of this Note and no enumeration herein of the rights or privileges of Holder shall cause Holder to be a stockholder of Acquirer for any purpose.

8.GENERAL PROVISIONS.

8.1Amendment.  Any term of this Note may be amended or waived with the written consent of Acquirer and holders of a majority of the Company Series A Preferred Stock immediately prior to the Effective Time; provided that no such amendment, supplement, alteration, waiver or consent may decrease the principal or rate of interest payable hereunder, or change the amount payable to the Holder without the consent of the Holder.

8.2Waivers.  Acquirer and all endorsers of this Note hereby waive notice, presentment, protest and notice of dishonor.

8.3Attorneys’ Fees. If any party is required to engage the services of an attorney for the purpose of enforcing this Note, or any provision thereof, the prevailing party shall be entitled to recover its reasonable expenses and costs in enforcing this Note, including reasonable attorneys’ fees.

8.4Transfer.  Neither this Note nor any of the rights and obligations under this Note may be assigned or delegated, in whole or in part, by operation of law or otherwise without the prior written consent of Holder, and any such assignment without such prior written consent shall be null and void.

8.5Governing Law.  This Note, all acts and transactions pursuant hereto and all obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of Delaware without reference to such state’s principles of conflicts of law that would refer a matter to a different jurisdiction.

8.6Headings.  The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Note.

8.7Notices.  All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial delivery service, or mailed by registered or certified mail (return receipt requested) or sent via facsimile (with automated confirmation of receipt) to the parties hereto at the following address (or at such other address for a party as shall be specified by like notice):

(a)if to Acquirer, to:

Model N, Inc.

1600 Seaport Blvd, Suite 400

Redwood City, CA 94063

Attention:  General Counsel

Facsimile No.:  (650) 610-4699

Telephone No.:  (650) 610-4702

with a copy (which shall not constitute notice) to:

Fenwick & West LLP

Silicon Valley Center

801 California Street

Mountain View, California 94041

Attention:  David K. Michaels

Facsimile No.: (650) 938-5200

Telephone No.: (650) 988-8500

(b)if to Holder, to:

Windward Ventures LLC

5 Owenoke Park

Westport, CT 06880

Attention:  Paul T. Winn

Facsimile No.:  (203) 222-0283

Telephone No.:  (203) 222-8272

Any notice given as specified in this Section 8.7 (i) if delivered personally or sent by facsimile transmission shall conclusively deemed to have been given or served at the time of dispatch if sent or delivered on a Business Day or, if not sent or delivered on a Business Day, on the next following Business Day and (ii) if sent by commercial delivery service or mailed by registered or certified mail (return receipt requested) shall conclusively be deemed to have been received on the third Business Day after the post of the same.

8.8Severability.  In the event that any provision of this Note, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Note shall continue in full force and effect and shall be interpreted so as reasonably necessary to effect the intent of the parties hereto.  The parties hereto shall use all reasonable efforts to replace such void or unenforceable provision of this Note with a valid and enforceable provision that shall achieve, to the greatest extent possible, the economic, business and other purposes of such void or unenforceable provision.

8.9Submission to Jurisdiction; Consent to Service of Process.  The parties hereto hereby irrevocably submit to the exclusive jurisdiction of the courts of the State of Delaware and the Federal courts of the United States of America located in the State of Delaware, the place where this Note was entered and is to be performed, in respect of the interpretation and enforcement of the provisions of this Note, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or thereof, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Note may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such a Delaware State or Federal court.  The parties hereto hereby consent to and grant any such court jurisdiction over the person of such parties and over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 8.7 or in such other manner as may be permitted by Applicable Law, shall be valid and sufficient service thereof.  With respect to any particular action, suit or proceeding, venue shall lie solely in New Castle County, Delaware.  A party hereto may apply either to a court of competent jurisdiction for prejudgment remedies and emergency relief pending final determination of a claim pursuant to this Section 8.9.

8.10Waiver of Jury Trial.  EACH PARTY HERETO HEREBY KNOWINGLY AND VOLUNTARILY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF SUCH PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.

[Signature Page Next]

IN WITNESS WHEREOF, Acquirer and Holder have caused this Promissory Note to be signed as of the date first written above.

ACQUIRER

MODEL N, INC.

By:	/s/ Mark Tisdel
Name:	Mark Tisdel
Title:	Senior Vice President and Chief Financial Officer

HOLDER

WINDWARD VENTURES LLC

By:	/s/ Paul Winn
Name:	Paul Winn
Title:	Managing Director

[Signature Page to Tranche 1 Promissory Note]

Tranche 1 Promissory Note

THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES LAWS.  THIS PROMISSORY NOTE ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE INCLUDING, BUT NOT LIMITED TO, CERTAIN CONTRACTUAL RESTRICTIONS ON TRANSFERABILITY AND RESALE THAT MAY ONLY BE WAIVED BY THE ISSUER IN ITS SOLE DISCRETION, AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION UNDER SUCH LAWS OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.  INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.  THE ISSUER OF THIS PROMISSORY NOTE MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ALL APPLICABLE STATE SECURITIES LAWS.

THIS DOCUMENT IS THE “PROMISSORY NOTE” AS DEFINED IN THE SUBORDINATION AGREEMENT DATED AS OF THE DATE HEREOF (THE “SUBORDINATION AGREEMENT”), BY AND AMONG TC LENDING, LLC, AS SENIOR CREDITOR (AS DEFINED IN THE SUBORDINATION AGREEMENT), ACQUIRER (AS DEFINED BELOW) AND HOLDER (AS DEFINED BELOW), WHICH PROVIDES FOR, AMONG OTHER THINGS, THE SUBORDINATION OF THIS DOCUMENT AND ANY RIGHT OF PAYMENT HEREUNDER TO THE OBLIGATIONS OF ACQUIRER TO THE SENIOR CREDITOR UNDER THE SENIOR DEBT (AS DEFINED IN THE SUBORDINATION AGREEMENT).  ENFORCEMENT OF THIS NOTE AND PAYMENT OF THIS NOTE ARE SUBJECT TO THE SUBORDINATION AGREEMENT. IF THERE IS ANY CONFLICT BETWEEN THE TERMS OF THIS NOTE AND THE TERMS OF THE SUBORDINATION AGREEMENT, THE TERMS OF THE SUBORDINATION AGREEMENT SHALL CONTROL IN ALL RESPECTS.

Model N, Inc.

PROMISSORY NOTE

Note No.: 1
$4,766,307.90	January 5, 2017

Subject to the terms and conditions of this Promissory Note (this “Note”), for value received, Model N, Inc., a Delaware corporation (together with any corporation or other entity which succeeds to its obligations under this Note, whether by permitted assignment, by merger or consolidation, operation of law or otherwise, “Acquirer”), with chief executive offices at 1600 Seaport Boulevard, Suite 400, Redwood City, CA 94063, hereby promises to pay to LLR Equity Partners III, L.P. (“Holder”), the original principal sum of $4,766,307.90 on or before the Maturity Date (as defined below), together with accrued and unpaid interest thereon, due and payable on the dates and in the manner set forth below, and subject to the terms and conditions set forth herein, including Section 3 hereof.

This Note is part of a series of Promissory Notes having an aggregate principal amount of $5,000,000 (collectively, as they may be amended, restated or modified from time to time, the “Acquirer Tranche 1 Promissory Notes”) issued by Acquirer on even date herewith in favor of the Converting Holders (other than the Holder) pursuant to that certain Agreement and Plan of Merger, dated as of December 12, 2016, by and among Acquirer, Nexus Acquisition Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Acquirer, Sapphire Stripe Holdings, Inc., a Delaware corporation (the “Company”), and LLR Equity Partners III, L.P., a Delaware limited partnership, as the Stockholders’ Agent thereunder (as amended from time to time in accordance with the terms therein, the “Merger Agreement”).  Capitalized terms used in this Note and not defined herein have the meanings given them in the Merger Agreement.

The following is a statement of the rights of Holder and the terms and conditions to which this Note is subject, and to which the Holder hereof, by the acceptance of this Note, agrees.

9.DEFINITIONS.  The following definitions shall apply for purposes of this Note.

“Applicable Rate” means 3% per annum.

“Balance” means, at the applicable time, all then outstanding principal of this Note and all then accrued but unpaid interest, less any amount canceled in accordance with Section 3 hereof.

“Business Day” means a day (i) other than Saturday or Sunday and (ii) on which commercial banks are open for business in San Francisco, California and Philadelphia, Pennsylvania.

“Indemnification Provisions” means Article X of the Merger Agreement.

“Maturity Date” means the earlier of (i) July 5, 2018, or (ii) the time at which the Balance of this Note is due and payable in full upon an Event of Default.

“Outstanding Claim” means an indemnification claim timely submitted by the Indemnified Persons pursuant to the Indemnification Provisions and which indemnification claim remains outstanding as of the Maturity Date.

“Outstanding Claim Amount” means, with respect to each Outstanding Claim, the amount of Indemnifiable Damages claimed by an Indemnified Person pursuant to such Outstanding Claim.

10.PAYMENT AT MATURITY DATE; INTEREST.

(a)Subject to Section 3, the Balance (including all accrued and unpaid interest under this Note) shall be due and payable in full on the Maturity Date; provided, however, if as of the Maturity Date, there are any Outstanding Claims or an outstanding Antitrust Investigation, the Balance payable on the Maturity Date shall be reduced by:

(i)the aggregate Outstanding Claim Amount of all Outstanding Claims, if any; and

(ii)if there is an outstanding Antitrust Investigation, an amount equal to the lesser of (x) the Balance after reduction of the Outstanding Claims Amount, and (y) such Holder’s Pro Rata Share of $2,500,000.

The portion of the Balance which is not paid due to the application of Section 2(a)(i) and 2(a)(ii) shall remain outstanding and shall continue to bear interest at the Applicable Rate in the manner set forth in Section 2(b) until the Outstanding Claims related thereto or the Antitrust Investigation is resolved, in each case, in accordance with the terms of the Merger Agreement.

(b)This Note shall accrue interest on the outstanding principal amount of this Note at the Applicable Rate.  Interest shall accrue for the period from and including the date hereof and continuing until the repayment of all outstanding indebtedness hereunder to Holder.  Acquirer shall pay accrued interest in cash to Holder on the last business day of each calendar year.  To the extent not paid, the accrued interest shall be compounded annually on the last business day of each calendar year, which interest shall be added to the principal amount then outstanding on the last business day of each calendar year.  Interest shall be calculated based on the actual number of days lapsed and on the basis of a 365 day year.

(c)All payments of interest and principal on this Note shall be in lawful money of the United States of America at the address of Holder as set forth in Section 8.7 below or such other place as Holder may designate.

(d)For the avoidance of doubt, under no circumstances will the outstanding principal of this Note be greater than $4,766,307.90, plus any unpaid compounding interest as provided in Section 2(b).

11.MERGER AGREEMENT; SET-OFF RIGHT.

11.1Merger Agreement.  Acquirer and Holder acknowledge and agree that this Note is issued in accordance with the Merger Agreement, as consideration for the shares of the Company Series A Stock held by Holder immediately prior to the Effective Time, and that this Note is issued in accordance with certain terms and conditions set forth in the Merger Agreement.  Acquirer and Holder further acknowledge and agree that, in the event of any conflict between the terms of this Note and the Merger Agreement, the Merger Agreement shall control.

11.2Set-Off Right.

(a)Notwithstanding anything to the contrary set forth herein but subject to the terms and conditions in the Merger Agreement, Acquirer shall have the right, on its own behalf or on behalf of any other Indemnified Person, to satisfy all or a portion of (i) the Final Shortfall due from Holder to Acquirer pursuant to Section 2.6(g) of the Merger Agreement (the “Final Shortfall Amount”), (ii) the amount of any Indemnifiable Damages which the Indemnified Persons are entitled to indemnification from Holder pursuant to the Indemnification Provisions, and (iii) the amount due to Acquirer pursuant to Section 8.4(c)(i)(B) of the Merger Agreement (the “Additional Antitrust Compensation Amount”) by reducing the Balance of this Note by an amount equal to (A) Holder’s Pro Rata Share, multiplied by (B) the amounts described in the immediately preceding clauses (i), (ii) and (iii), multiplied by (C) 50% (the “Set-Off Right”).

(b)The Set-Off Right shall not be automatic and may only be exercised in accordance with the procedures, terms and conditions set forth in the Merger Agreement and this Note.  Without limiting the generality of the foregoing, the following shall apply:

(i)On the terms and subject to the conditions set forth in the Merger Agreement, Acquirer may exercise the Set-Off Right in respect of the Final Shortfall Amount, if any, only after the Final Shortfall Amount has been finally determined in accordance with Section 2.6 of the Merger Agreement.  After the Final Shortfall Amount has been finally determined, Acquirer may exercise the Set-Off Right in respect of such Final Shortfall Amount by delivering notice to Holder of the portion of Final Shortfall Amount for which Acquirer is exercising the Set-Off Right.  Upon the delivery of such notice, the Balance shall be deemed to be reduced, automatically and without any further action on the part of Acquirer or Holder, by the amount of such Final Shortfall Amount (or, if the Balance is less than the amount of such Final Shortfall Amount, this Note shall be deemed to be canceled, automatically and without any further action on the part of Acquirer or Holder, without any present or future right to receive any consideration therefor).

(ii)On the terms and subject to the conditions set forth in the Merger Agreement, if an Indemnified Person is determined to be entitled to indemnification for any Indemnifiable Damages in accordance with the Indemnification Provisions, Acquirer may exercise the Set-Off Right with respect to such Indemnifiable Damages by delivering notice to Holder of the amount of such Indemnifiable Damages for which Acquirer is exercising the Set-Off Right, it being understood that the Indemnified Persons must timely comply with the notice provisions of any indemnification claim pursuant to the Indemnification Provisions and that if such indemnification claim is disputed by the Converting Holders, such indemnification claim must be resolved in accordance with the terms of the Indemnification Provisions before Acquirer may exercise the Set-Off Right in respect thereof on behalf of itself or any other Indemnified Person.  Upon the delivery of such notice, and subject to terms and conditions set forth in the Merger Agreement, the Balance shall be deemed to be reduced, automatically and without any further action on the part of Acquirer or Holder, by the amount of such Indemnifiable Damages (or, if the Balance is less than the amount of such Indemnifiable Damages, this Note shall be deemed to be canceled, automatically and without any further action on the part of Acquirer or Holder, without any present or future right to receive any consideration therefor).

(iii)On the terms and subject to the conditions set forth in the Merger Agreement, if an Antitrust Investigation results in an Antitrust Restraint, Acquirer may exercise the Set-Off Right with respect to the Additional Antitrust Compensation Amount by delivering notice to Holder of the resolution of such Antitrust Investigation (together with a copy of the Antitrust Restraint).  Upon the delivery of such notice, and subject to terms and conditions set forth in the Merger Agreement, the Balance shall be deemed to be reduced, automatically and without any further action on the part of Acquirer or Holder, by the Additional Antitrust Compensation Amount (or, if the Balance is less than the amount of the Additional Antitrust Compensation Amount, this Note shall be deemed to be canceled, automatically and without any further action on the part of Acquirer or Holder, without any present or future right to receive any consideration therefor).

12.Prepayment. Notwithstanding anything to the contrary contained herein, Acquirer may, in its sole discretion, elect to prepay all or any unpaid portion of this Note and the other Acquirer Tranche 1 Promissory Notes before it becomes due, without notice or penalty.  Any prepayment of this Note shall be subject to the terms and conditions of the Subordination Agreement.

13.APPLICATION OF PAYMENTS.  All payments of this Note and the other Acquirer Tranche 1 Promissory Notes shall be applied:  first to accrued and unpaid interest, if any, of this Note and the other Acquirer Tranche 1 Promissory Notes, on a pro rata basis, until all then outstanding accrued interest has been paid in full, and then to the repayment of principal outstanding under this Note and the other Acquirer Tranche 1 Promissory Notes, on a pro rata basis, until all principal has been paid in full, subject to Section 3.

14.EVENTS OF DEFAULT; REMEDIES IN CONCERT.

14.1Event of Default.  each of the following events shall constitute an “Event of Default” hereunder:

(a)Acquirer fails to make any payment when due under this Note on the applicable due date or within five Business Days after written notice of such failure has been given on behalf of Holder to Acquirer; provided, that in the event of any dispute over the existence or amount of Indemnifiable Damages, Acquirer shall not be deemed to be in default under this Note unless Acquirer has failed to make a payment required in accordance with this Note within five Business Days following the final resolution of such dispute in accordance with Section 10.6 or Section 10.7 of the Merger Agreement, as applicable;

(b)A receiver is appointed for any material part of Acquirer’s property, Acquirer makes a general assignment for the benefit of creditors, or Acquirer becomes a debtor or alleged debtor in a case under the U.S. Bankruptcy Code or becomes the subject of any other bankruptcy or similar proceeding for the general adjustment of its debts or for its liquidation;

(c)Acquirer breaches any material obligation to any Holder under this Note and does not cure such breach within 20 Business Days after written notice thereof has been given by or on behalf of such Holder to Acquirer; and

(d)Acquirer’s Board of Directors or stockholders adopt a resolution for the liquidation, dissolution or winding up of Acquirer.

14.2Remedies.  Subject in all case to the Subordination Agreement, upon the occurrence of any Event of Default, the Balance of this Note shall (a) in the case of any Event of Default under Section 6.1(b), become immediately due and payable in full without further notice or demand by Holder, (b) in the case of any Event of Default other than under Section 6.1(b), become immediately due and payable in full upon written notice by or on behalf of the Holder to Acquirer, and (c) Holder shall have all of the rights and remedies afforded to creditors generally by the applicable federal laws or the laws of the State of Delaware.

15.NO VOTING RIGHTS.  This Note does not entitle Holder to any voting rights or other rights as a stockholder of Acquirer.  No provisions of this Note and no enumeration herein of the rights or privileges of Holder shall cause Holder to be a stockholder of Acquirer for any purpose.

16.GENERAL PROVISIONS.

16.1Amendment.  Any term of this Note may be amended or waived with the written consent of Acquirer and holders of a majority of the Company Series A Preferred Stock immediately prior to the Effective Time; provided that no such amendment, supplement, alteration, waiver or consent may decrease the principal or rate of interest payable hereunder, or change the amount payable to the Holder without the consent of the Holder.

16.2Waivers.  Acquirer and all endorsers of this Note hereby waive notice, presentment, protest and notice of dishonor.

16.3Attorneys’ Fees. If any party is required to engage the services of an attorney for the purpose of enforcing this Note, or any provision thereof, the prevailing party shall be entitled to recover its reasonable expenses and costs in enforcing this Note, including reasonable attorneys’ fees.

16.4Transfer.  Neither this Note nor any of the rights and obligations under this Note may be assigned or delegated, in whole or in part, by operation of law or otherwise without the prior written consent of Holder, and any such assignment without such prior written consent shall be null and void.

16.5Governing Law.  This Note, all acts and transactions pursuant hereto and all obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of Delaware without reference to such state’s principles of conflicts of law that would refer a matter to a different jurisdiction.

16.6Headings.  The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Note.

16.7Notices.  All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial delivery service, or mailed by registered or certified mail (return receipt requested) or sent via facsimile (with automated confirmation of receipt) to the parties hereto at the following address (or at such other address for a party as shall be specified by like notice):

(a)if to Acquirer, to:

Model N, Inc.

1600 Seaport Blvd, Suite 400

Redwood City, CA 94063

Attention:  General Counsel

Facsimile No.:  (650) 610-4699

Telephone No.:  (650) 610-4702

with a copy (which shall not constitute notice) to:

Fenwick & West LLP

Silicon Valley Center

801 California Street

Mountain View, California 94041

Attention:  David K. Michaels

Facsimile No.: (650) 938-5200

Telephone No.: (650) 988-8500

(b)if to Holder, to:

LLR Equity Partners III, L.P.

2929 Arch St.

Philadelphia, PA 19104

Attention:  Mitchell L. Hollin

Facsimile No.:  (215) 717-2270

Telephone No.:  (215) 717-2910

with a copy (which shall not constitute notice) to:

Pepper Hamilton LLP

3000 Two Logan Square

Eighteenth and Arch Streets

Philadelphia, PA 19103-2799

Attention:	Barry M. Abelson P. Thao Le

Facsimile No.:  (215) 981-4750

Telephone No.:  (215) 981-4282 (Barry M. Abelson)
(215) 981-4135 (P. Thao Le)

Any notice given as specified in this Section 8.7 (i) if delivered personally or sent by facsimile transmission shall conclusively deemed to have been given or served at the time of dispatch if sent or delivered on a Business Day or, if not sent or delivered on a Business Day, on the next following Business Day and (ii) if sent by commercial delivery service or mailed by registered or certified mail (return receipt requested) shall conclusively be deemed to have been received on the third Business Day after the post of the same.

16.8Severability.  In the event that any provision of this Note, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Note shall continue in full force and effect and shall be interpreted so as reasonably necessary to effect the intent of the parties hereto.  The parties hereto shall use all reasonable efforts to replace such void or unenforceable provision of this Note with a valid and enforceable provision that shall achieve, to the greatest extent possible, the economic, business and other purposes of such void or unenforceable provision.

16.9Submission to Jurisdiction; Consent to Service of Process.  The parties hereto hereby irrevocably submit to the exclusive jurisdiction of the courts of the State of Delaware and the Federal courts of the United States of America located in the State of Delaware, the place where this Note was entered and is to be performed, in respect of the interpretation and enforcement of the provisions of this Note, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or thereof, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Note may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such a Delaware State or Federal court.  The parties hereto hereby consent to and grant any such court jurisdiction over the person of such parties and over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 8.7 or in such other manner as may be permitted by Applicable Law, shall be valid and sufficient service thereof.  With respect to any particular action, suit or proceeding, venue shall lie solely in New Castle County, Delaware.  A party hereto may apply either to a court of competent jurisdiction for prejudgment remedies and emergency relief pending final determination of a claim pursuant to this Section 8.9.

16.10Waiver of Jury Trial.  EACH PARTY HERETO HEREBY KNOWINGLY AND VOLUNTARILY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF SUCH PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.

[Signature Page Next]

IN WITNESS WHEREOF, Acquirer and Holder have caused this Promissory Note to be signed as of the date first written above.

ACQUIRER

MODEL N, INC.

By:	/s/ Mark Tisdel
Name:	Mark Tisdel
Title:	Senior Vice President and Chief Financial Officer

HOLDER

LLR EQUITY PARTNERS III, L.P.

By: LLR Capital III, L.P., its general partner
By: LLR Capital III, LLC, its general partner
By:	/s/Mitchell Hollin
Name: Mitchell Hollin
Title: Member

[Signature Page to Tranche 1 Promissory Note]

Tranche 1 Promissory Note

THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES LAWS.  THIS PROMISSORY NOTE ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE INCLUDING, BUT NOT LIMITED TO, CERTAIN CONTRACTUAL RESTRICTIONS ON TRANSFERABILITY AND RESALE THAT MAY ONLY BE WAIVED BY THE ISSUER IN ITS SOLE DISCRETION, AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION UNDER SUCH LAWS OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.  INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.  THE ISSUER OF THIS PROMISSORY NOTE MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ALL APPLICABLE STATE SECURITIES LAWS.

THIS DOCUMENT IS THE “PROMISSORY NOTE” AS DEFINED IN THE SUBORDINATION AGREEMENT DATED AS OF THE DATE HEREOF (THE “SUBORDINATION AGREEMENT”), BY AND AMONG TC LENDING, LLC, AS SENIOR CREDITOR (AS DEFINED IN THE SUBORDINATION AGREEMENT), ACQUIRER (AS DEFINED BELOW) AND HOLDER (AS DEFINED BELOW), WHICH PROVIDES FOR, AMONG OTHER THINGS, THE SUBORDINATION OF THIS DOCUMENT AND ANY RIGHT OF PAYMENT HEREUNDER TO THE OBLIGATIONS OF ACQUIRER TO THE SENIOR CREDITOR UNDER THE SENIOR DEBT (AS DEFINED IN THE SUBORDINATION AGREEMENT).  ENFORCEMENT OF THIS NOTE AND PAYMENT OF THIS NOTE ARE SUBJECT TO THE SUBORDINATION AGREEMENT. IF THERE IS ANY CONFLICT BETWEEN THE TERMS OF THIS NOTE AND THE TERMS OF THE SUBORDINATION AGREEMENT, THE TERMS OF THE SUBORDINATION AGREEMENT SHALL CONTROL IN ALL RESPECTS.

Model N, Inc.

PROMISSORY NOTE

Note No.: 2
$210,533.62	January 5, 2017

Subject to the terms and conditions of this Promissory Note (this “Note”), for value received, Model N, Inc., a Delaware corporation (together with any corporation or other entity which succeeds to its obligations under this Note, whether by permitted assignment, by merger or consolidation, operation of law or otherwise, “Acquirer”), with chief executive offices at 1600 Seaport Boulevard, Suite 400, Redwood City, CA 94063, hereby promises to pay to LLR Equity Partners Parallel III, L.P. (“Holder”), the original principal sum of $210,533.62 on or before the Maturity Date (as defined below), together with accrued and unpaid interest thereon, due and payable on the dates and in the manner set forth below, and subject to the terms and conditions set forth herein, including Section 3 hereof.

This Note is part of a series of Promissory Notes having an aggregate principal amount of $5,000,000 (collectively, as they may be amended, restated or modified from time to time, the “Acquirer

Tranche 1 Promissory Notes”) issued by Acquirer on even date herewith in favor of the Converting Holders (other than the Holder) pursuant to that certain Agreement and Plan of Merger, dated as of December 12, 2016, by and among Acquirer, Nexus Acquisition Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Acquirer, Sapphire Stripe Holdings, Inc., a Delaware corporation (the “Company”), and LLR Equity Partners III, L.P., a Delaware limited partnership, as the Stockholders’ Agent thereunder (as amended from time to time in accordance with the terms therein, the “Merger Agreement”).  Capitalized terms used in this Note and not defined herein have the meanings given them in the Merger Agreement.

The following is a statement of the rights of Holder and the terms and conditions to which this Note is subject, and to which the Holder hereof, by the acceptance of this Note, agrees.

17.DEFINITIONS.  The following definitions shall apply for purposes of this Note.

“Applicable Rate” means 3% per annum.

“Balance” means, at the applicable time, all then outstanding principal of this Note and all then accrued but unpaid interest, less any amount canceled in accordance with Section 3 hereof.

“Business Day” means a day (i) other than Saturday or Sunday and (ii) on which commercial banks are open for business in San Francisco, California and Philadelphia, Pennsylvania.

“Indemnification Provisions” means Article X of the Merger Agreement.

“Maturity Date” means the earlier of (i) July 5, 2018, or (ii) the time at which the Balance of this Note is due and payable in full upon an Event of Default.

“Outstanding Claim” means an indemnification claim timely submitted by the Indemnified Persons pursuant to the Indemnification Provisions and which indemnification claim remains outstanding as of the Maturity Date.

“Outstanding Claim Amount” means, with respect to each Outstanding Claim, the amount of Indemnifiable Damages claimed by an Indemnified Person pursuant to such Outstanding Claim.

18.PAYMENT AT MATURITY DATE; INTEREST.

(a)Subject to Section 3, the Balance (including all accrued and unpaid interest under this Note) shall be due and payable in full on the Maturity Date; provided, however, if as of the Maturity Date, there are any Outstanding Claims or an outstanding Antitrust Investigation, the Balance payable on the Maturity Date shall be reduced by:

(i)the aggregate Outstanding Claim Amount of all Outstanding Claims, if any; and

(ii)if there is an outstanding Antitrust Investigation, an amount equal to the lesser of (x) the Balance after reduction of the Outstanding Claims Amount, and (y) such Holder’s Pro Rata Share of $2,500,000.

The portion of the Balance which is not paid due to the application of Section 2(a)(i) and 2(a)(ii) shall remain outstanding and shall continue to bear interest at the Applicable Rate in the manner set forth in Section 2(b) until the Outstanding Claims related thereto or the Antitrust Investigation is resolved, in each case, in accordance with the terms of the Merger Agreement.

(b)This Note shall accrue interest on the outstanding principal amount of this Note at the Applicable Rate.  Interest shall accrue for the period from and including the date hereof and continuing until the repayment of all outstanding indebtedness hereunder to Holder.  Acquirer shall pay accrued interest in cash to Holder on the last business day of each calendar year.  To the extent not paid, the accrued interest shall be compounded annually on the last business day of each calendar year, which interest shall be added to the principal amount then outstanding on the last business day of each calendar year.  Interest shall be calculated based on the actual number of days lapsed and on the basis of a 365 day year.

(c)All payments of interest and principal on this Note shall be in lawful money of the United States of America at the address of Holder as set forth in Section 8.7 below or such other place as Holder may designate.

(d)For the avoidance of doubt, under no circumstances will the outstanding principal of this Note be greater than $210,533.62, plus any unpaid compounding interest as provided in Section 2(b).

19.MERGER AGREEMENT; SET-OFF RIGHT.

19.1Merger Agreement.  Acquirer and Holder acknowledge and agree that this Note is issued in accordance with the Merger Agreement, as consideration for the shares of the Company Series A Stock held by Holder immediately prior to the Effective Time, and that this Note is issued in accordance with certain terms and conditions set forth in the Merger Agreement.  Acquirer and Holder further acknowledge and agree that, in the event of any conflict between the terms of this Note and the Merger Agreement, the Merger Agreement shall control.

19.2Set-Off Right.

(a)Notwithstanding anything to the contrary set forth herein but subject to the terms and conditions in the Merger Agreement, Acquirer shall have the right, on its own behalf or on behalf of any other Indemnified Person, to satisfy all or a portion of (i) the Final Shortfall due from Holder to Acquirer pursuant to Section 2.6(g) of the Merger Agreement (the “Final Shortfall Amount”), (ii) the amount of any Indemnifiable Damages which the Indemnified Persons are entitled to indemnification from Holder pursuant to the Indemnification Provisions, and (iii) the amount due to Acquirer pursuant to Section 8.4(c)(i)(B) of the Merger Agreement (the “Additional Antitrust Compensation Amount”) by reducing the Balance of this Note by an amount equal to (A) Holder’s Pro Rata Share, multiplied by (B) the amounts described in the immediately preceding clauses (i), (ii) and (iii), multiplied by (C) 50% (the “Set-Off Right”).

(b)The Set-Off Right shall not be automatic and may only be exercised in accordance with the procedures, terms and conditions set forth in the Merger Agreement and this Note.  Without limiting the generality of the foregoing, the following shall apply:

(i)On the terms and subject to the conditions set forth in the Merger Agreement, Acquirer may exercise the Set-Off Right in respect of the Final Shortfall Amount, if any, only after the Final Shortfall Amount has been finally determined in accordance with Section 2.6 of the Merger Agreement.  After the Final Shortfall Amount has been finally determined, Acquirer may exercise the Set-Off Right in respect of such

Final Shortfall Amount by delivering notice to Holder of the portion of Final Shortfall Amount for which Acquirer is exercising the Set-Off Right.  Upon the delivery of such notice, the Balance shall be deemed to be reduced, automatically and without any further action on the part of Acquirer or Holder, by the amount of such Final Shortfall Amount (or, if the Balance is less than the amount of such Final Shortfall Amount, this Note shall be deemed to be canceled, automatically and without any further action on the part of Acquirer or Holder, without any present or future right to receive any consideration therefor).

(ii)On the terms and subject to the conditions set forth in the Merger Agreement, if an Indemnified Person is determined to be entitled to indemnification for any Indemnifiable Damages in accordance with the Indemnification Provisions, Acquirer may exercise the Set-Off Right with respect to such Indemnifiable Damages by delivering notice to Holder of the amount of such Indemnifiable Damages for which Acquirer is exercising the Set-Off Right, it being understood that the Indemnified Persons must timely comply with the notice provisions of any indemnification claim pursuant to the Indemnification Provisions and that if such indemnification claim is disputed by the Converting Holders, such indemnification claim must be resolved in accordance with the terms of the Indemnification Provisions before Acquirer may exercise the Set-Off Right in respect thereof on behalf of itself or any other Indemnified Person.  Upon the delivery of such notice, and subject to terms and conditions set forth in the Merger Agreement, the Balance shall be deemed to be reduced, automatically and without any further action on the part of Acquirer or Holder, by the amount of such Indemnifiable Damages (or, if the Balance is less than the amount of such Indemnifiable Damages, this Note shall be deemed to be canceled, automatically and without any further action on the part of Acquirer or Holder, without any present or future right to receive any consideration therefor).

(iii)On the terms and subject to the conditions set forth in the Merger Agreement, if an Antitrust Investigation results in an Antitrust Restraint, Acquirer may exercise the Set-Off Right with respect to the Additional Antitrust Compensation Amount by delivering notice to Holder of the resolution of such Antitrust Investigation (together with a copy of the Antitrust Restraint).  Upon the delivery of such notice, and subject to terms and conditions set forth in the Merger Agreement, the Balance shall be deemed to be reduced, automatically and without any further action on the part of Acquirer or Holder, by the Additional Antitrust Compensation Amount (or, if the Balance is less than the amount of the Additional Antitrust Compensation Amount, this Note shall be deemed to be canceled, automatically and without any further action on the part of Acquirer or Holder, without any present or future right to receive any consideration therefor).

20.Prepayment. Notwithstanding anything to the contrary contained herein, Acquirer may, in its sole discretion, elect to prepay all or any unpaid portion of this Note and the other Acquirer Tranche 1 Promissory Notes before it becomes due, without notice or penalty.  Any prepayment of this Note shall be subject to the terms and conditions of the Subordination Agreement.

21.APPLICATION OF PAYMENTS.  All payments of this Note and the other Acquirer Tranche 1 Promissory Notes shall be applied:  first to accrued and unpaid interest, if any, of this Note and the other Acquirer Tranche 1 Promissory Notes, on a pro rata basis, until all then outstanding accrued interest has been paid in full, and then to the repayment of principal outstanding under this Note and the other Acquirer Tranche 1 Promissory Notes, on a pro rata basis, until all principal has been paid in full, subject to Section 3.

22.EVENTS OF DEFAULT; REMEDIES IN CONCERT.

22.1Event of Default.  each of the following events shall constitute an “Event of Default” hereunder:

(a)Acquirer fails to make any payment when due under this Note on the applicable due date or within five Business Days after written notice of such failure has been given on behalf of Holder to Acquirer; provided, that in the event of any dispute over the existence or amount of Indemnifiable Damages, Acquirer shall not be deemed to be in default under this Note unless Acquirer has failed to make a payment required in accordance with this Note within five Business Days following the final resolution of such dispute in accordance with Section 10.6 or Section 10.7 of the Merger Agreement, as applicable;

(b)A receiver is appointed for any material part of Acquirer’s property, Acquirer makes a general assignment for the benefit of creditors, or Acquirer becomes a debtor or alleged debtor in a case under the U.S. Bankruptcy Code or becomes the subject of any other bankruptcy or similar proceeding for the general adjustment of its debts or for its liquidation;

(c)Acquirer breaches any material obligation to any Holder under this Note and does not cure such breach within 20 Business Days after written notice thereof has been given by or on behalf of such Holder to Acquirer; and

(d)Acquirer’s Board of Directors or stockholders adopt a resolution for the liquidation, dissolution or winding up of Acquirer.

22.2Remedies.  Subject in all case to the Subordination Agreement, upon the occurrence of any Event of Default, the Balance of this Note shall (a) in the case of any Event of Default under Section 6.1(b), become immediately due and payable in full without further notice or demand by Holder, (b) in the case of any Event of Default other than under Section 6.1(b), become immediately due and payable in full upon written notice by or on behalf of the Holder to Acquirer, and (c) Holder shall have all of the rights and remedies afforded to creditors generally by the applicable federal laws or the laws of the State of Delaware.

23.NO VOTING RIGHTS.  This Note does not entitle Holder to any voting rights or other rights as a stockholder of Acquirer.  No provisions of this Note and no enumeration herein of the rights or privileges of Holder shall cause Holder to be a stockholder of Acquirer for any purpose.

24.GENERAL PROVISIONS.

24.1Amendment.  Any term of this Note may be amended or waived with the written consent of Acquirer and holders of a majority of the Company Series A Preferred Stock immediately prior to the Effective Time; provided that no such amendment, supplement, alteration, waiver or consent may decrease the principal or rate of interest payable hereunder, or change the amount payable to the Holder without the consent of the Holder.

24.2Waivers.  Acquirer and all endorsers of this Note hereby waive notice, presentment, protest and notice of dishonor.

24.3Attorneys’ Fees. If any party is required to engage the services of an attorney for the purpose of enforcing this Note, or any provision thereof, the prevailing party shall be entitled to recover its reasonable expenses and costs in enforcing this Note, including reasonable attorneys’ fees.

24.4Transfer.  Neither this Note nor any of the rights and obligations under this Note may be assigned or delegated, in whole or in part, by operation of law or otherwise without the prior written consent of Holder, and any such assignment without such prior written consent shall be null and void.

24.5Governing Law.  This Note, all acts and transactions pursuant hereto and all obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of Delaware without reference to such state’s principles of conflicts of law that would refer a matter to a different jurisdiction.

24.6Headings.  The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Note.

24.7Notices.  All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial delivery service, or mailed by registered or certified mail (return receipt requested) or sent via facsimile (with automated confirmation of receipt) to the parties hereto at the following address (or at such other address for a party as shall be specified by like notice):

(a)if to Acquirer, to:

Model N, Inc.

1600 Seaport Blvd, Suite 400

Redwood City, CA 94063

Attention:  General Counsel

Facsimile No.:  (650) 610-4699

Telephone No.:  (650) 610-4702

with a copy (which shall not constitute notice) to:

Fenwick & West LLP

Silicon Valley Center

801 California Street

Mountain View, California 94041

Attention:  David K. Michaels

Facsimile No.: (650) 938-5200

Telephone No.: (650) 988-8500

(b)if to Holder, to:

LLR Equity Partners Parallel III, L.P.

2929 Arch St.

Philadelphia, PA 19104

Attention:  Mitchell L. Hollin

Facsimile No.:  (215) 717-2270

Telephone No.:  (215) 717-2910

with a copy (which shall not constitute notice) to:

Pepper Hamilton LLP

3000 Two Logan Square

Eighteenth and Arch Streets

Philadelphia, PA 19103-2799

Attention:	Barry M. Abelson P. Thao Le

Facsimile No.:  (215) 981-4750

Telephone No.:  (215) 981-4282 (Barry M. Abelson)
(215) 981-4135 (P. Thao Le)

Any notice given as specified in this Section 8.7 (i) if delivered personally or sent by facsimile transmission shall conclusively deemed to have been given or served at the time of dispatch if sent or delivered on a Business Day or, if not sent or delivered on a Business Day, on the next following Business Day and (ii) if sent by commercial delivery service or mailed by registered or certified mail (return receipt requested) shall conclusively be deemed to have been received on the third Business Day after the post of the same.

24.8Severability.  In the event that any provision of this Note, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Note shall continue in full force and effect and shall be interpreted so as reasonably necessary to effect the intent of the parties hereto.  The parties hereto shall use all reasonable efforts to replace such void or unenforceable provision of this Note with a valid and enforceable provision that shall achieve, to the greatest extent possible, the economic, business and other purposes of such void or unenforceable provision.

24.9Submission to Jurisdiction; Consent to Service of Process.  The parties hereto hereby irrevocably submit to the exclusive jurisdiction of the courts of the State of Delaware and the Federal courts of the United States of America located in the State of Delaware, the place where this Note was entered and is to be performed, in respect of the interpretation and enforcement of the provisions of this Note, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or thereof, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Note may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such a Delaware State or Federal court.  The parties hereto hereby consent to and grant any such court jurisdiction over the person of such parties and over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 8.7 or in such other manner as may be permitted by Applicable Law, shall be valid and sufficient service thereof.  With respect to any particular action, suit or proceeding, venue shall lie solely in New Castle County, Delaware.  A party hereto may apply either to a court of competent jurisdiction for prejudgment remedies and emergency relief pending final determination of a claim pursuant to this Section 8.9.

24.10Waiver of Jury Trial.  EACH PARTY HERETO HEREBY KNOWINGLY AND VOLUNTARILY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF SUCH PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.

[Signature Page Next]

IN WITNESS WHEREOF, Acquirer and Holder have caused this Promissory Note to be signed as of the date first written above.

ACQUIRER

MODEL N, INC.

By:	/s/ Mark Tisdel
Name:	Mark Tisdel
Title:	Senior Vice President and Chief Financial Officer

HOLDER

LLR EQUITY PARTNERS PARALLEL III, L.P.

By: LLR Capital III, L.P., its general partner
By: LLR Capital III, LLC, its general Partner
By:	/s/ Mitchell Hollin
Name: Mitchell Hollin
Title: Member

[Signature Page to Tranche 1 Promissory Note]